EXHIBIT 10.7


                                     SUMMARY

                                       AND

                                AGREEMENT WORDING

                                       FOR

                             -----------------------




                      FEDERATED NATIONAL INSURANCE COMPANY
         PRIVATE PASSENGER AUTOMOBILE QUOTA SHARE REINSURANCE AGREEMENT
                          EFFECTIVE: DECEMBER 31, 1994




                                   SUMMARY OF
                    PRIVATE PASSENGER AUTOMOBILE QUOTA SHARE
                              REINSURANCE AGREEMENT

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
REINSURED COMPANY:           FEDERATED NATIONAL INSURANCE                                       (PREAMBLE)
                             COMPANY, Pembroke Pines, Florida
                             hereinafter referred to as the "Company")

BUSINESS REINSURED:          In force, new and renewal business classified                       ARTICLE 1
                             by the Company as Non-Standard Private
                             Passenger Automobile Liability and/or
                             Physical Damage.

ACCOUNT BASIS:               Losses Occurring

COVER:                       30% Quota Share                                                     ARTICLE 2

                             Maximum original Policy limits:

                             Bodily injury/per person                            $10,000
                             Bodily Injury/per occurrence                        $20,000
                             Property Damage                                     $10,000
                             Automobile Physical Damage (ACV)                    $30,000
                             Personal Injury Protection Statutory                $10,000
                                (Maximum Deductible $2,000)
                             Uninsured Motorist same as Bodily Injury

                             Coverage provided hereunder is subject to a maximum recoverable of $1,000,000 any one Loss Occurrence.

LOSS RATIO CORRIDOR:         In the event that a rate increase is not filed                      ARTICLE 3
                             by March 1, 1995, all losses in excess of 80%
                             of written premium up to 85% of written
                             premium shall be retained by the Company.

COMMENCEMENT AND             Continuous from 12:01 a.m., Eastern Standard                        ARTICLE 4
TERMINATION:                 Time, December 31, 1994, and shall remain in
                             full force and effect until terminated as
                             provided in the following paragraph.

                             Either the Company or the Reinsurer shall
                             have the right to terminate this Agreement
                             as of 12:01 a.m., Eastern Standard Time,
                             any December 31, by giving 60 days' prior
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
                             notice in writing via either Certified or
                             Registered Mail, return receipt requested.
                             Notwithstanding the above, the Reinsurer
                             may terminate this Agreement at 12:01
                             a.m., Eastern Standard Time, July 1, 1995,
                             by giving 60 days' prior notice in writing
                             via either Certified or Registered Mail,
                             return receipt requested.

COMMENCEMENT                 Termination shall be on a cutoff basis unless
TERMINATION (cont'd)         otherwise mutually agreed. The Reinsurer will
                             return to the Company a portfolio representing
                             the unearned premium reserve under this Agreement.

TERRITORY:                   Per original Policies.                                              ARTICLE 5

WARRANTY:                    Premium Cap -- ceded written premiums                               ARTICLE 6
                             shall not exceed $5,000,000 or pro rata thereof
                             for an odd term, or so deemed.

                             Changes in underwriting guidelines or
                             rates must be approved by lead Reinsurer.

                             The number of Agency locations shall not exceed 40 without Reinsurer approval.

EXCLUSIONS:                  Per Agreement Wording.                                              ARTICLE 7

ACCOUNTS AND                 Reports due 45 days following the end of each                       ARTICLE 7
REMITTANCES:                 month. Payment due 60 days following the
                             end of each month. Incoming unearned
                             premium portfolio due within 60 days
                             following inception of this Agreement.

CEDING COMMISSION:           Minimum:       20% at 74% Loss Ratio                                ARTICLE 9
                                            Sliding 1 % to 1 %
                             Provisional:   27.50% at 66.50% Loss Ratio
                                            Sliding .50% to 1 %
                             Maximum:       42% at 37.50% Loss Ratio

                             Three Year Adjustment Period being
                             December 31, 1994 to December 30, 1997.
                             Cumulative Adjustments to be made at the end of each Agreement Year using the rating scale above. Annual adjustments thereafter until all


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
                             losses applicable to the Adjustment Period are
                             finally paid and settled or commuted.

DEFINITIONS:                 Policy                                                             ARTICLE 10
                             Agreement Year
                             Loss Occurrence
                             Non-Standard Private Passenger Automobile
                               Liability and/or Physical Damage.
CLAUSES:                     Original Conditions                                                ARTICLE 11
                             Currency - U.S. Dollar                                             ARTICLE 12
                             Loss/Unearned Premium Reserve Funding                              ARTICLE 13
                             Taxes (Reinsurers pay FET as applicable)                           ARTICLE 14
                             Loss and Loss Expense (Pro Rata not exceed-                        ARTICLE 15
                             exceeding  5% of written  premium,  inclusive of legal,
                             court and all other costs).

CLAUSES (cont'd)             Excess of Policy Limits (90% up to $35,000                         ARTICLE 16
                             inclusive of contractual loss).
                             Extra Contractual Obligations (90% up to                           ARTICLE 17
                             $35,000 inclusive of contractual loss).
                             Delay, Omission or Error                                           ARTICLE 18
                             Inspection                                                         ARTICLE 19
                             Arbitration                                                        ARTICLE 20
                             Service of Suit                                                    ARTICLE 21
                             Insolvency                                                         ARTICLE 22
                             Sedgwick Payne Co. Intermediary clause                             ARTICLE 23

PARTICIPATION:                                                                                  ARTICLE 24

REGULATION 98:               Premium and loss payments made to
                             Sedgwick  Payne Co. shall be deposited in a
                             Premium and Loss Account in accordance with
                             Section 32.3(a)(1) of Regulation 98 of
                             the New York Insurance Department. The
                             parties hereto consent to withdrawals from
                             said Account in accordance with Section
                             32.3(a)(3) of the Regulation, including interest
                             and Federal Excise Tax.



                                       3
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         PRIVATE PASSENGER AUTOMOBILE QUOTA SHARE REINSURANCE AGREEMENT

This Agreement is made and entered into by and between FEDERATED NATIONAL INSURANCE COMPANY, Pembroke Pines, Florida (hereinafter called the "Company) and the Reinsurer specifically identified on the signature page of this Agreement (hereinafter called the `Reinsurer').

                                    ARTICLE I

BUSINESS REINSURED

This Agreement is to share with the Reinsurer the interests and liabilities of the Company under all Policies for Non-Standard Private Passenger Automobile Liability and Physical Damage Business in force at the inception of this Agreement, or written or renewed by or an behalf of the Company during the term of this Agreement, subject to the terms and conditions herein contained.

                                    ARTICLE 2

COVER

A. The Company will cede, and the Reinsurer will accept as reinsurance, a 30% show of all business reinsured hereunder subject to the maximum Policy limits stated below.

B.       The maximum Policy limits hereunder shall be as follows:

         Bodily Injury/Per Person                             $10,000
         Bodily Injury/Per Occurrence                         $20,000
         Property Damage                                      $10,000
         Automobile Physical Damage(ACV)                      $30,000
         Personal Injury Protection Statutory                 $10,000
            (Maximum Deductible $2,000)
         Uninsured Motorist same as Bodily Injury

C. Notwithstanding the above, the maximum amount recoverable hereunder for any one Loss Occurrence will be $1,000,000.

D. The limit of liability of the Reinsurer as respects Excess of Policy Limits or Extra Contractual Obligations shall be $35,000 Inclusive of contractual loss.




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

                                    ARTICLE 3

LOSS RATIO CORRIDOR

In the event that a rate increase is not filed by March 1, 1995, should the Reinsurer's losses incurred for any Agreement Year exceed 80% of the subject premium, the Company shall take a 100% share of the losses Incurred exceeding that percentage, limited, however, to a maximum of 5% of the subject premium.

Losses incurred, in the context of this Article, shall mean losses and loss adjustment expenses paid plus the reserve for outstanding losses and loss adjustment expenses at the time of calculation for the Agreement Year under consideration.

The loss ratio shall be calculated by dividing losses incurred by subject premium.

The Company's participation under this Article shall be computed 45 days following the end of each Agreement Year, and annually thereafter or until the paid loss, including the Company's participation, exceeds 85% of subject premium for the Agreement Year under consideration.

The loss participation of the Company under this Article shall be taken into account when calculating the sliding scale commission, as provided for in the CEDING COMMISSION ARTICLE.

                                    ARTICLE 4

COMMENCEMENT AND TERMINATION

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, December 31, 1994, and shall remain in full force and effect until terminated as provided in the following paragraph.

Either the Company or the Reinsurer shall have the right to terminate this Agreement as of 12:01 a.m., Eastern Standard Time, any December 31, by, giving 60 days' prior notice in writing via either Certified or Registered Mall, return receipt requested. Notwithstanding the above, the Reinsurer may terminate this Agreement as of 12:01 am.., Eastern Standard Time, July 1, 1995, by giving 60 days' prior notice in writing via either Certified or Registered Mail, return receipt requested.

Upon termination of this Agreement, the entire liability of the Reinsurer for losses occurring subsequent to termination of this Agreement shall cease concurrently with the termination date of this Agreement unless otherwise mutually agreed.

The Reinsurer will return to the Company a portfolio representing the unearned premium reserve under this Agreement appropriate to the mode of termination.

                                    ARTICLE 5

TERRITORY

This Agreement applies to losses arising out of Policies written in Florida, occurring in the United States of America, its territories and possessions, and Puerto Rico, or as per original Policies.

                                    ARTICLE 6

WARRANTIES

It is warranted for purposes of this Agreement that:

A. the maximum amount of ceded written premium shall not exceed $5,000,000 or pro rata thereof for an odd term, or so deemed.

B. Any changes in the underwriting guidelines or rates must be approved by the lead Reinsurer.

C. The number of agency locations shall not exceed 40 without Reinsurer approval.

                                    ARTICLE 7

EXCLUSIONS

A. This Agreement does not apply to and specifically excludes the following:

         1.       All excess of loss reinsurance assumed by the Company.

         2. Reinsurance assumed by the Company under obligatory reinsurance agreements.

         3.       Financial Guarantee and Insolvency.

         4. Third party liability business written by the Company on a co-indemnity basis where the Company is not the controlling carrier.

         5. Third party liability business written to apply in excess of a deductible of more than $5.000, and third party liability business issued to apply specifically in excess over underlying insurance.

         6.       Business excluded by the attached Nuclear Incident Exclusion
                  Clauses:


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                  a.       Nuclear Incident Exclusion Clause - Physical Damage -
                           Reinsurance U.S.A., No. 08-33

                  b. Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A., No. 08-31.1

         7. Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas; but this exclusion shall not apply to Assigned Risk Plans or FAIR Plans or to Coastal Pools, Beach Plans or similar plans, however styled. It is understood and agreed, however, that this reinsurance does not include .any increase in liability to the Company resulting from (a) the inability of any other participant in a FAIR Plan Coastal Pool, Beach Plan or similar plan to meet its liability, or (b) any claim against such a FAIR Plan, Coastal Pool, Beach Plan or similar plan, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund.

         8. All liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

         9.       All Inland Marine business.

         10. Business excluded by the attached Pollution and Seepage Exclusion Clauses:

                  a. Pollution Exclusion Clause - Auto Liability - Reinsurance - BRMA No. 39B.

                  b.       Pollution and Seepage Exclusion Clause - BRMA No.
                           39A.

                                    ARTICLE 8

ACCOUNTS AND REMITTANCES

A. Within 45 days following the end of each month, the Company will render a net account to the Reinsurer for the current Agreement Year. Prior Agreement Years having activity


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         during the month will be accounted for separately in a similar manner.
         Such account will contain the following:

         1. Net written premium accounted for during the month. being the gross written premium less returns and cancellations; less

         2.       The ceding commission as provided for in this Agreement; less

         3. Loss and loss expense paid on losses occurring during the current Agreement Year; plus

         4. Subrogation, salvage, or other recoveries on losses occurring during the current Agreement Year, plus

         5. The Company's participation, if any, as provided for In the LOSS RATIO CORRIDOR ARTICLE.

         Within 60 days following the end of the month, the debtor party will remit to the creditor party any balance due.

         This account will also bear a notation advising of the outstanding loss and loss expense reserve at the end of the month, less the Company's share of the loss reserve, if any, as a result of the Company's participation as provided for in the LOSS RATIO CORRIDOR ARTICLE, separately for each Agreement Year.

B. Within 45 days following the end of each month, the Company will advise the Reinsurer of the unearned premium reserve at the end of the quarter.

C. Within 45 days following the end of each Agreement Year, the Company shall furnish the following information to the Reinsurer for the Agreement Year.

         1.       A summary of written premium ceded,

         2.       A summary of premiums earned,

         3. A summary of loss and loss adjustment expense paid and outstanding, segregated by the Agreement Year in which the loss occurred, and

         4. Any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

         Within 60 days after the inception of this Agreement, the Company will provide the Reinsurer with a portfolio representing the unearned premium reserve on Policies covered by this Agreement at its inception, less provisional ceding commission.


                                       8
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                                    ARTICLE 9

CEDING COMMISSION

A. The Reinsurer will allow the Company a provisional ceding commission of 27.50% of the written premiums ceded hereunder. Return commission shall be allowed on return premiums at the same rate.

B.       1.       The final ceding commission shall be determined by the loss experience under this Agreement for each period comprising three consecutive Agreement Years or lesser period should the Agreement be terminated prior to the end of a three Agreement
                  Year period. There shag be provisional adjustments and a final adjustment for each period, all in accordance with the other paragraphs of this Article.

         2. Within 45 days following the grid of each Agreement Year within each three Agreement Year period, the Company will calculate an adjusted ceding commission for the portion of the three Agreement Year period then expired based on premiums earned and losses incurred. The ceding commission paid to that date, whether provisional or prior adjustment, shall be adjusted between the parties as appropriate. At the end of each three Agreement Year period, adjustments will continue to be made annually until all losses have been paid or dosed or commuted, at which time the ceding commission will become final.

         3. Premium earned for the Agreement Year shall mean all written premium ceded to this Agreement during the Agreement Year (less cancellations and returns) plus the unearned premium reserve at the beginning of the Agreement Year and less the unearned premium reserve at the end of the Agreement Year.

         4. Losses incurred for the Agreement Year shall mean the loss and loss expense paid by the Reinsurer (less salvages and recoveries received) on losses occurring during the Agreement Year, plus loss and loss expense reserves outstanding on losses occurring during the Agreement Year, minus any loss participation, if any, by the Company as provided for in the LOSS RATIO CORRIDOR ARTICLE.

C.       1.       Should the ratio of losses incurred to premium earned be 74%
                  or higher, then the adjusted ceding commission shall be 20%.

         2. Should the ratio of losses incurred to premium earned be less than 74%, the adjusted commission shall be determined by adding one percent (1%) to the ceding commission for each one percent reduction of loss ratio subject to a ceding commission of 27.50% at a loss ratio of 66.50%.

         3. Should the ratio of losses incurred to premium earned be less than 66.50%, then the adjusted commission shall be further adjusted by adding one half of one percent (.50%) to the ceding commission for each one percent reduction of loss


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

                  ratio below 66.50%, subject to a maximum ceding commission of 42% at a loss ratio of 37.50% or less.

D.       1.       Upon termination, any period of less than 12 months from
                  inception shall be considered as an Agreement Year for purposes of this Article, any period of less than 12 months from anniversary will be considered as part of the preceding
                  Agreement Year.

         2. Should this Agreement be terminated on a run-off basis wherein the Reinsurer is liable for losses occurring after the date of termination, then such run-off period shall be considered as part of the last Agreement Year.

E. Should the Reinsurer's participation in this Agreement increase or decrease within a multi-year adjustment period, the incremental participation percentage increase or decrease shall be treated as a separate new or terminated participation, respectively for purposes of calculating amounts hereunder.

                                   ARTICLE 10

DEFINITIONS

A. The term "Policy" as used in this Agreement shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.

B. The term "Agreement Year" as used In this Agreement shall mean the 12 consecutive months commencing with each December 31. In the event of termination of this Agreement at July 1. 1995, the period from inception to the termination date will be considered an Agreement Year. Any period following termination of this Agreement in which the Reinsurer remains liable for losses arising out of Policies in force at the date of termination will be considered as part of the concluding Agreement Year.

C. The term "Loss Occurrence" as used in this Agreement shall mean any one disaster or casualty or accident or loss or series of disasters or casualties or accidents or losses arising out of or caused by one event.

D. The term "Non-Standard Private Passenger Automobile Liability and/or Physical Damage Business" as used in this Agreement shall mean all insurances and reinsurances written by the Company and classified as Non-Standard Private Passenger Automobile Liability and/or Physical Damage Including bodily injury and property damage, personal injury protection, medical payments, comprehensive, collision and uninsured motorist coverage.

                                   ART1CLE 11

ORIGINAL CONDITIONS

All insurances falling under this Agreement shall be subject to the same terms, rates, conditions and waivers, and to the same modifications, alterations and cancellations as the respective Policies of the Company (except that in the event of the insolvency of the Company the provisions of the INSOLVENCY ARTICLE of this Agreement shall apply) and the Reinsurer shall be credited with its exact proportion of the original gross premiums received by the Company.

                                   ARTICLE 12

CURRENCY

The currency to be used for all purposes of this Agreement shall be United States of America currency.

                                   ARTICLE 13

LOSS/UNEARNED PREMIUM RESERVE FUNDING

With respect to loss and unearned premium reserves, funding will be in accordance with the attached Loss and Unearned Premium Reserve Funding Clause No. 13-02-2.

                                   ARTICLE 14

TAXES

The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

                                   ARTICLE 15

LOSS AND LOSS EXPENSE

Any loss settlement made by the Company, whether under strict Policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer in proportion to its participation, and the Reinsurer shall benefit proportionally in all salvages and recoveries.

The Reinsurer shall bear its proportionate share of all expenses incurred by the Company in the investigation, adjustment, appraisal or defense of all claims under Policies reinsured hereunder (excluding, however, office expenses and salaries of officials of the Company) and shall receive its proportionate share of any recoveries of such expenses. Notwithstanding the above, expenses hereunder shall be limited to 5% of written premiums.

                                   ARTICLE 16

EXCESS OF POLICY LIMITS

In the event the loss includes an amount in excess of the Company's Policy limit, 90% of such amount, in excess OF the Company's Policy limit shall be added to the amount of the Company's Policy limit, and the sum thereof shall be covered hereunder, subject to the Reinsurers limit of liability appearing in the COVER ARTICLE of this Agreement.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party Involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

                                   ARTICLE 17

EXTRA CONTRACTUAL OBLIGATIONS

This Agreement shag protect the Company, subject to the Reinsurer's limit of liability appearing In the COVER ARTICLE of this Agreement, where the loss includes any Extra Contractual Obligations for 90% of such Extra Contractual Obligations. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.


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

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE 18

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

                                   ARTICLE 19

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 20

ARBITRATION

Any irreconcilable dispute between the parties to this Agreement will be arbitrated in Pembroke Pines, Florida in accordance with the attached Arbitration Clause No. 22-01.1.

                                   ARTICLE 21

SERVICE OF SUIT

The attached Service of Suit Clause No. 20-01.5 - U.S.A. will apply to this Agreement.


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

                                   ARTICLE 22

INSOLVENCY

In the event of the insolvency of the Company, the attached Insolvency Clause No. 21-01 - 1/1/86 will apply.

                                   ARTICLE 23

INTERMEDIARY

Sedgwick Payne Co. is hereby recognized as the intermediary negotiating this Agreement for all business hereunder. All communications. including notices, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements relating thereto shag be transmitted to the Reinsurer or the Company through Sedgwick Payne Co., 1501 Fourth Avenue, Suite 1400, Seattle, Washington 98101. Payments by the Company to the intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

                                   ARTICLE 24

PARTICIPATION:    PRIVATE PASSENGER AUTOMOBILE QUOTA SHARE
                  REINSURANCE AGREEMENT
                  EFFECTIVE:  December 31, 1994

This Agreement obligates the Reinsurer for _________% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

                            PARTICIPATING REINSURERS
      ----------------------------------------------------------------

      Transatlantic Reinsurance Company                        100.00%

      Total                                                    100.00%

Upon completion of Reinsurer's signing, fully executed signature pages will be forwarded to you for the completion of your file.

                                    ARTICLE24

PARTICIPATION:    PRIVATE PASSENGER AUTOMOBILE QUOTA SHARE
                  REINSURANCE AGREEMENT
                  EFFECTIVE:   December 31, 1994

This Agreement obligates the Reinsurer for 100% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations or other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF. the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:

In New York, New York, this ___ day of ____________, 1995.

                                      TRANSATLANTIC REINSURANCE COMPANY
                                      New York, New York


                                      By:
                                         ---------------------------------------
                                                      (signature)

                                      ------------------------------------------
                                                         (name)

                                      ------------------------------------------
                                                         (title)

and in Pembroke Pines, Florida, this ___ day of _____________, 1995.


                                      FEDERATED NATIONAL INSURANCE COMPANY


                                      By:
                                         ---------------------------------------
                                                      (signature)

                                      ------------------------------------------
                                                         (name)

                                      ------------------------------------------
                                                         (title)

         PRIVATE PASSENGER AUTOMOBILE QUOTA SHARE REINSURANCE AGREEMENT

                                    issued to

                      FEDERATED NATIONAL INSURANCE COMPANY

ALEXANDER REINSURANCE INTERMEDIARIES, INC.                 COVER NOTE: 2409_1997
ONE LANDMARK SQUARE, SUITE 2100
STAMFORD, CONNECTICUT  06901-2601

Federated National Insurance Company
8970 Taft Street
Pembroke Pines, FL  33024

We hereby confirm that per your authorization the following reinsurance has been effected. Please examine this document carefully. Immediate notification must be given of any discrepancies, inaccuracies or necessary changes. This Cover Note shall be superseded by the Agreement when signed by you and the Reinsurers.

================================================================================


COMPANY:          FEDERATED NATIONAL INSURANCE COMPANY; Pembroke Pines, Florida

EFFECTIVE:        Continuous and to take effect December 31, 1996 as respects in-force, new and renewal policies.

CANCELLATION:     The Reinsurer shall have the right to terminate this Agreement as of 12:01 a.m., Eastern Standard Time, any December 31, by giving 90 days prior notice in writing via either Certified or Registered Mail, return receipt requested.

                  The Company shall have the right to terminate this Agreement as of 12:01 a.m., Eastern Standard Time, December 31, 1998, and any subsequent December 30, by giving 90 days prior notice in whiting via either Certified or Registered Mail, return receipt requested.

                  Run-off limited to 12 months plus odd time, not to exceed 18 months. Cut-off at Company's option, in which event Reinsurers will immediately return their pro rata share of unearned premium. Regardless of cancellation method, Reinsurers' liability will continue in the event Company is bound by statue or regulation.

BUSINESS
COVERED: All business classified by the Company as Commercial and/or Private Passenger Automobile Liability and/or Physical Damage.

EXCLUSIONS:       See attached.

TERRITORY:        Per original policies.


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LIMIT AND
RETENTION:        50% Quota Share of the following maximum limits:

                  Bodily Injury/per person                    $10,000
                  Bodily Injury/per occurrence                $20,000
                  Property Damage Liability                   $10,000
                  Automobile Physical Damage (ACV)
                    Private Passenger                         $30,000
                    Commercial                                $40,000
                  Personal Injury Protection Statutory        $10,000
                  (Maximum Deductible S2,000)
                  Uninsured Motorist same as bodily injury

LOSS EXPENSE:     Pro Rata not exceeding 7.0% of earned premium, inclusive of legal, court and all other costs.

PREMIUM:          50% GNWP

CEDING
COMMISSION:       Minimum:         27.0% at 67.5% Loss Ratio
                                   Sliding 1% to 1%

                                   28.5% at 66.0% Loss Ratio
                                   Sliding .615% to 1%

                  Provisional:     30.0% at 63.56% Loss Ratio
                                   Sliding .615% to 1%

                  Maximum:         36.49% at 53.0% Loss Ratio

                  Two Year Adjustment Period being December 31, 1996 to December 31, 1998. Should the treaty be terminated prior to the completion of the two year block, the Adjustment Period will be modified to reflect the lesser period. Cumulative Adjustments to be made at the end of each Agreement Year using the appropriate sliding commission scale. Annual adjustments thereafter until losses applicable to the Adjustment Period are finally paid and settled or commuted.

CEDING
COMMISSION
Continued:        Should this Agreement be terminated on a run-off basis wherein the Reinsurer is liable for losses occurring after the date of termination, then such run-off period shall be considered as part of the last Agreement Year.

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FUNDING:          Letters of Credit and/or Trust Agreements -- Required from unauthorized Reinsurers. For outstanding losses and expenses, recoverables, IBNR, and unearned premium.

REPORTS AND
REMITTANCES:      Reports due within 45 days following the end of each month.
                  Remittances due within 60 days following the end of each month.

OTHER
PROVISIONS:       Original Conditions (as attached)
                  Currency Clause - U.S. Dollar
                  Taxes Clause (Reinsurers pay FET as applicable)
                  Excess of Policy Limits (90% up to $150,000, 30% is
                    $45,000 inclusive of contractual loss).
                  Extra Contractual Obligations (90% up to $150,000,
                    30% is $45,000 inclusive of contractual loss).
                  Delays, Errors or Omissions Clause
                  Inspection Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Insolvency Clause (as attached)
                  Alexander Re, Inc. Intermediary Clause
                  And others as existing.

WORDING:          As expiring.

                  If any provisions of this contract will be rendered illegal or unenforceable by the laws, regulations, or public policy of any state, such provision will be considered void in such state, but this will not affect the validity or enforceability of any other provision of this contract or the enforceability of such provision in any other jurisdiction.

Each Reinsurer subscribing to the coverage evidence by this Final Placement Slip and named in it has bound itself only for its own part and not for any other and only for its proportion of the total coverage evidenced by this Final Placement Slip. Written evidence of the acceptance of this reinsurance by each Reinsurer is available at your request.

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REINSURED WITH

DOMESTIC MARKET

FEIN OR ISI #                                                         PERCENTAGE

13-5616275       Transatlantic Reinsurance Company                       100.00%

                      TOTAL FOR DOMESTIC COMPANIES                       100.00%

                      TOTAL FOR ALL PARTICIPANTS                         100.00%

                 ALEXANDER REINSURANCE INTERMEDIARIES, INC.



                 ----------------------------------           ------------------
                 Andrew P. Di Loreto                          Date
                 Senior Vice President


                 ----------------------------------           ------------------
                 Robert M. Keane, Jr.                         Date
                 Vice President


                 ----------------------------------           ------------------
                 Ron Raymond                                  Date
                 Federated National Insurance Company


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                                   EXCLUSIONS

A. This Agreement does not apply to and specifically excludes the following:

         1.       All excess of loss reinsurance assumed by the Company.

         2. Reinsurance assumed by the Company under obligatory reinsurance agreements.

         3.       Financial guarantee and insolvency.

         4. Third party liability business written by the Company on a co-indemnity basis where the Company is not the controlling carrier.

         5. Third party liability business written to apply in excess of a deductible of more than $5,000, and third party liability business issued to apply specifically in excess over underlying insurance.

         6.       Business excluded by the attached Nuclear Incident Exclusions
                  Clauses:

                  a. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A., No. 08-33.

                  b. Nuclear Incident Exclusion Clause - Liability - Reinsurance -U.S.A., No. 08-31.1.

         7. Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas; but this exclusion shall not apply to Assigned Risk Plans of FAIR Plans or to Coastal Pools, Beach Plans or similar plans, however, styled. It is understood and agreed, however, that this reinsurance does not include any increase in liability to the Company resulting from (a) the inability of any other participant in a FAIR Plan, Coastal Pool, Beach Plan or similar plan to meet its liability, or (b) any claim against such a FAIR Plan, Coastal Pool, Beach Plan or similar plan, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund.

         8. All liability of the Company arising by contract, operation of law, or otherwise for its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

         9.       All Inland Marine business.

         10. Business excluded by the attached Pollution and Seepage Exclusion Clauses:

                  a. Pollution Exclusion Clause - Auto Liability - Reinsurance - BRMA No. 39B.

                  b.       Pollution and Seepage Exclusion Clause - BRMA No.
                           39A.

                               ORIGINAL CONDITIONS

All insurances falling under this Agreement shall be subject to the same terms, rates, conditions and waivers, and to the same modifications, alterations and cancellations as the respective Policies of the Company (except that in the event of the insolvency of the Company the provisions of the INSOLVENCY ARTICLE of the Agreement shall apply) and the Reinsurer shall be credited with its exact proportion of the original gross premiums received by the Company.

Nothing herein shall in any manner create any obligations or establish any nights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                                   INSOLVENCY

In the event of insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company, indicating the policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Agreement shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver, conservator or statutory successor, except (1) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company and (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

                        COMMERCIAL AND PRIVATE PASSENGER
               AUTOMOBILE LIABILITY & PHYSICAL DAMAGE QUOTA SHARE
                           REINSURANCE AGREEMENT 2409


                           REINSURANCE PLACEMENT SLIP

COMPANY:          FEDERATED NATIONAL INSURANCE COMPANY; Pembroke Pines, Florida

EFFECTIVE:        Continuous and to take effect January 1, 1997 as respects
                  in-force, new and renewal policies.

CANCELLATION:     The Reinsurer shall have the right to terminate this Agreement as of 12:01 a.m., Eastern Standard Time, December 31, by giving 90 days prior notice in writing via either Certified
                  Registered Mail, return receipt requested.

                  The Company shall have the right to terminate this Agreement as of 12:01 a.m., Eastern Standard Time, December 31, 1998, and any subsequent December 31, by giving 90 days prior notice in writing via either Certified or Registered Mail, return receipt requested.

                  Run-off limited to 12 months plus odd time, not to exceed 18 months. Cut-off at Company's option, in which event Reinsurers will immediately return their pro rata share of unearned premium. Regardless of cancellation method, Reinsurers' liability will continue in the event Company is bound by statue or regulation.

BUSINESS
COVERED: All business classified by the Company as Commercial and/or Private Passenger Automobile Liability and/or Physical Damage.

EXCLUSIONS.       See attached.

TERRITORY:        Per original policies.

LIMIT AND
RETENTION:        30% Quota Share of the following maximum limits:

                  Bodily Injury/per person                    $10,000
                  Bodily Injury/per occurrence                $20,000
                  Property Damage Liability                   $10,000

LIMIT AND
RETENTION
CONTINUED:        Automobile Physical Damage (ACV)
                    Private Passenger                                 $30,000
                    Commercial                                        $40,000
                  Personal Injury Protection Statutory                $10,000
                  (Maximum Deductible $2,000)
                  Uninsured Motorist same as bodily injury

LOSS EXPENSE:     Pro Rata not exceeding 7.0% of earned premium, inclusive of legal, court and all other costs.

PREMIUM:          30% GNWP

CEDING
COMMISSION:       Minimum:         27.0% at 67.5% Loss Ratio
                                   Sliding 1% to 1%

                                   28.5% at 66.0% Loss Ratio
                                   Sliding .615% to 1%

                  Provisional:     30.0% at 63.56% Loss Ratio
                                   Sliding .615 % to 1 %

                  Maximum:         36.49% at 53.0% Loss Ratio

                  Two Year Adjustment Period being January 1, 1997 to December 31, 1998. Should the treaty be terminated prior to the completion of the two- year block, the Adjustment Period will be modified to reflect the lesser period. Cumulative Adjustments to be made at the end of each Agreement Year using the appropriate sliding commission scale. Annual adjustments thereafter until losses applicable to the Adjustment Period are finally paid and settled or commuted.

                  Should this Agreement be terminated on a run-off basis wherein the Reinsurer is liable for losses occurring after the date of termination, then such run-off period shall be considered as pail of the last Agreement Year.

FUNDING: Letters of Credit and/or Trust Agreements -- Required from unauthorized Reinsurers. For outstanding losses and expenses, recoverables, IBNR, and unearned premium.

REPORTS AND
REMITTANCES:      Reports due within 45 days following the end of each month.
                  Remittances due within 60 days following the end of each month.

OTHER
PROVISIONS:       Original Conditions (as attached)
                  Currency Clause - U.S. Dollar
                  Taxes Clause (Reinsurers pay FET as applicable)
                  Excess of Policy Limits (90% up to $150,000, 30% is
                    $45,000 inclusive of contractual loss).
                  Extra Contractual Obligations (90% up to $150,000,
                    30$ is $45,000 inclusive of contractual loss).
                  Delays, Errors or Omissions Clause
                  Inspection Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Insolvency Clause (as attached)
                  Alexander Re, Inc. Intermediary Clause
                  And others as existing.

WORDING:          As expiring.

                  If any provisions of this contract will be rendered illegal or unenforceable by the laws, regulations, or public policy of any state, such provision will be considered void in such state, but this will not affect the validity or enforceability of any other provision of this contract or the enforceability of such provision in any other jurisdiction.

                  We ask that you review the terms and conditions set forth hereon. Assuming that you find everything in order, please indicate your desired participation by signing and returning one (1) copy of this Placement Slip to Alexander Re Intermediaries, Inc.

                  Please indicate your desired participation by signing and returning one (1) copy of this Placement Slip to Alexander Re.

                  REINSURER
                           -----------------------------------------------------

                  THRU:
                       ---------------------------------------------------------

                  AUTHORIZED PERCENTAGE:           % BEING $
                                        -----------         --------------------

                  REFERENCE NO.:
                                ------------------------------------------------

                  BY:                             DATED:
                     ------------------------           ------------------------

ALEXANDER
RE

Date:             March 19, 1997

To:               Suzanne Spantidos, Assistant Secretary

Company:          Transatlantic Reinsurance Company

Fax Number:       212-785-7230

From:             Robert M. Keane, Jr.

Number of pages to follows:        0

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Re:      Federated National

As previously discussed, Ted Lawson has confirmed that the Quota Share participation will revert back to 30% on April 1, 1997 on a cut-off basis. This is being done because projected premium volume for 1997 has been revised downward due to the delay in the start-up of the Mobile Homeowners program.

Because of the cut-off provision at 4/1, Transatlantic will be returning an unearned premium portfolio to Federated National which will be very close to the amount calculated for 12/31/96. Because of this and since the UEP has not yet been sent to Transatlantic, we suggest doing an unearned calculation upon receipt of the March amount and remitting the appropriate funds due either party at that point. We will be providing the 12/31/96 calculation to you within one week.

Please let me know if you are in agreement with this.